SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2004

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits

     Exhibit 99.1 – Press Release dated February 12, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

     The information set forth in this Current Report, including Exhibit 99.1, is intended to be “furnished” under Item 12 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On February 12, 2004, EnPro Industries, Inc. issued a press release announcing its earnings for the quarter and year ended December 31, 2003. A copy of such press release is included as Exhibit 99.1 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004

ENPRO INDUSTRIES, INC

	By:	/s/ Richard L. Magee

Richard L. Magee
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated February 12, 2004

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